Liquidity Risks and Management's Plans	12 Months Ended
Dec. 31, 2013
Liquidity Risks And Management’s Plans [Abstract]
Liquidity Risks And Management’s Plans [Text Block]
Note 2 — Liquidity Risks and Management’s Plans

Since inception we have financed our operations through capital infusions, licensing, royalty, and product revenues and have incurred recurring losses and negative cash flows. At December 31, 2013, we had approximately $3.3 million of cash.

On March 31, 2014, the Company was provided with a $35,000,000 credit facility, of which $9,000,000 was disbursed to the Company on March 31, 2014, and the remaining $26,000,000 will be disbursed to the Company upon the authorization of the Company’s shareholders to increase the Company’s authorized capital stock. In addition, the Company entered into a subscription agreement which provided the Company with gross proceeds of $2,000,000. The net proceeds of these infusions were used by the Company to retire the term loan with MidCap and the remainder will be utilized for general corporate and working capital purposes. See Note 23 for additional details.

As a result, the Company believes that our current resources will be sufficient to fund our operations beyond 2014.

If we continue to incur negative cash flow from sources of operating activities for longer than expected, our ability to continue as a going concern could be in substantial doubt and we will require additional funds through debt facilities, and/or public or private equity or debt financings to continue operations. We cannot provide any assurance that we will be able to obtain the capital we require on a timely basis or on terms acceptable to us.